SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 1999



                           HVIDE MARINE INCORPORATED
             (Exact name of registrant as specified in its charter)



      Florida                    0-28732                   65-0524593
  (State or other           (Commission File             (IRS Employer
  jurisdiction of               Number)                Identification No.)
  incorporation)



        2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954.524.4200

Item 5.  Other Events.

         Hvide Marine  Incorporated  (the  "Company")  and its bank lenders have entered into Amendment No. 4 and Interim Waiver, dated as of May 17, 1999 ("Amendment No. 4"), of the Company's Amended and Restated Revolving Credit and Term Loan Agreement (such Agreement, as amended, the "Credit Facility"). In Amendment No. 4, the Company's bank lenders agree to waive, until June 30, 1999, the Company's noncompliance, as of March 31, 1999, with certain covenants in the Credit Facility.

         The above description is qualified by reference to Amendment No. 4, which is filed as an exhibit to this Report and is incorporated herein by reference. Additional information concerning the Credit Facility is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following is being filed as an exhibit to this Report:

         10.1 Amendment No. 4 and Interim Waiver, dated as of May 17, 1999, of Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


                                            HVIDE MARINE INCORPORATED
                                                   (Registrant)



                                            By s/John H. Blankley
                                                John H. Blankley
                                                Executive Vice President and
                                                Chief Financial Officer


Dated: May 27, 1999